UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2023

EPSILON ENERGY LTD.

(Exact name of registrant as specified in charter)

Alberta, Canada	001-38770	98-1476367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Dallas St, Suite 1250

Houston, Texas 77002

(Address of principal executive offices, including zip code)

(281) 670-0002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, no par value	EPSN	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Director

On May 19,2023, to fill the vacancy created by the resignation of Matthew Dougherty on December 5, 2022, the Board appointed Ms. Nicola Maddox, effective immediately. Ms. Maddox will serve as a director with an initial term expiring at the Company’s 2023 Annual General Meeting of Shareholders and will stand for reelection at that time. The Board determined that Ms. Maddox is independent in accordance with the applicable rules of the NASDAQ Stock Market. The Board has also appointed Ms. Maddox to serve as a member of the Compensation, Nominating and Corporate Governance Committee.

Ms. Maddox has over forty years’ experience in the oil and gas industry. She was a co-founder of Centurion Exploration Company in 2004, initially serving as an EVP and then becoming its President, CEO and Chairman of the Board from 2007 to 2009. At Merlon International, LLC, Ms. Maddox was SVP in charge of its Texas subsidiary. She advanced to EVP and ultimately President after Merlon sold its Egyptian subsidiary in 2019. Since 2022, she has been a self-employed energy advisor specializing in contract analysis, strategic planning, and negotiation strategies.

We believe that Ms. Maddox is qualified to serve as a member of our Board as a result of her extensive technical, industry and general business experience.

There have been no arrangements or understandings between Ms. Maddox and any other person pursuant to which she was elected as a director. Ms. Maddox is not a participant in any related party transaction required to be reported pursuant to Item 404

(a) of Regulation S-K.

Ms. Maddox will receive cash and equity compensation for his services on the Board and any applicable committees, in accordance with the Company’s standard non-employee director compensation package as described in the Company’s definitive Proxy Statement dated July 27, 2022 and filed with the SEC on July 28, 2022, which description is incorporated into this Item 5.02 by reference.

A copy of the press release announcing Ms. Maddox’s appointment is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPSILON ENERGY LTD.

Date: June 8, 2023	By:	/s/ Jason Stabell
Jason Stabell
Chief Executive Officer

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